SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------
                                   FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported): February 28, 2003



                            MAVERICK TUBE CORPORATION
                  ---------------------------------------------

             (Exact Name of Registrant as Specified in its Charter)



        Delaware                            1-10651                  43-1455766
  ---------------------                  ------------           ---------------
(State or Other Jurisdiction             (Commission               (IRS Employer
       of Incorporation)                  File Number)       Identification No.)



16401 Swingley Ridge Road, Suite 700, Chesterfield, Missouri              63017
------------------------------------------------------------       ------------
(Address of Principal Executive Offices)                              (Zip Code)



                                 (636) 733-1600
                          -----------------------------

              (Registrant's telephone number, including area code)

                                Not applicable.
         (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS

     Maverick  Tube  Corporation   announced  on  February  28,  2003  Corporate
re-alignment  and hiring of Jim Cowan.  The press release is attached  hereto as
Exhibit 99.1 and is incorporated herein by reference.



                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   February 28, 2003


                            MAVERICK TUBE CORPORATION


                                    By:    /s/ Pamela G. Boone
                                       ----------------------------------
                                               Pamela G. Boone
                                               Chief Financial Officer




                                  EXHIBIT INDEX

Exhibit        Description
-------        -----------

99.1           Press Release Dated February 28, 2003

                                 EX 99.1 - Press Release Dated February 28, 2003

FOR IMMEDIATE RELEASE                                February 28, 2003

For further information contact:                     Gregg Eisenberg
                                                     President and CEO
                                                     636-733-1600
--------------------------------------------------------------------------------

                            MAVERICK TUBE CORPORATION
                        ANNOUNCES CORPORATE RE-ALIGNMENT
                             AND HIRING OF JIM COWAN

--------------------------------------------------------------------------------

     St. Louis, February 28, 2003 --- Maverick Tube Corporation (NYSE:MVK) announced today that Jim Cowan has been appointed the Executive Vice President and Chief Operating Officer of Maverick, effective March 17, 2003. Mr. Cowan currently is the President of V&M Tubular Corporation (formerly the Tubular
Division of North Star Steel), based in Youngstown, Ohio, a $300 million seamless tube producer for the U.S. oil service markets.

     Gregg Eisenberg, Maverick's President and CEO stated, "I am delighted that Jim will be joining Maverick as our Chief Operating Officer. He comes with significant operational experience in the tubular and steel processing businesses, and while he was with North Star, he had a track record of increasing responsibility. Jim will have the overall responsibility for operations at all Maverick subsidiaries or divisions, including Prudential Steel, Precision Tube Technology, Republic Conduit (formerly the tubular division of The LTV Corporation) and SeaCAT Corporation. On behalf of myself and the other Maverick officers, we all want to extend a warm welcome to Jim."

     Eisenberg went on to say, "To more effectively manage the growth we have enjoyed over the last three years, we have re-aligned our management structure. Scott Evans will report to Jim Cowan, in his role as Senior Vice President - Sales and Marketing, as well as Sudhakar Kanthamneni, Senior Vice President - Manufacturing and Technology. Scott and Sudhakar will have responsibility for all Maverick subsidiaries and divisions. In addition to Jim Cowan, Pam Boone, Vice President and Chief Financial Officer and Rick Preckel, Vice President - Administration, will continue to report to me."

     Eisenberg pointed out that, "Running the sales and operations of a business that we believe will achieve $850 million in revenues in 2003 is a big job and the addition of Jim in a leadership role within the new management structure will ensure we do the best job we can."

     Maverick Tube Corporation is a St. Louis, Missouri, based manufacturer of tubular products used in the energy industry for drilling, production, well servicing and line pipe applications, as well as industrial tubing products (HSS/structural tubes, electrical conduit and standard pipe) used in various industrial applications.

     This news release contains forward-looking information that is based on assumptions that are subject to numerous business risks, many of which are beyond the control of the Company. There is no assurance that such assumptions will prove to be accurate. Actual results may differ from these forward-looking statements due to numerous factors, including those in Maverick's Form 10-K for its year ended December 31, 2001.